SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                                            September 17, 1999
Date of Report (Date of earliest event reported)
 ................................................................................



                              NDC AUTOMATION, INC.
 ................................................................................
             (Exact name of registrant as specified in its charter)



DELAWARE                            0-18253                      56-1460497
 ................................................................................
(State or other                  (Commission                  (I.R.S. Employer
 jurisdiction                    File Number)                Identification No)
 of incorporation)



3101 LATROBE DRIVE               CHARLOTTE NC                        28211
 ................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                                 (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
           (Former name or former address, if changed since last report)



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Item 5.  Other Events.
         -------------

The Company entered into on September 13, 1999 a definitive agreement to merge with a subsidiary of Portec, Inc. Portec, Inc. is a subsidiary of J Richard
Industries. The transaction is structured as a merger in which the newly-formed subsidiary of Portec will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Portec. In the merger, stockholders of the Company will receive $0.75 per share in cash for a total transaction value in excess of $2.5 million.

         The transaction is subject to customary conditions including approval by the Company's shareholders. The transaction is expected to close in the fourth quarter of the Company's 1999 fiscal year.

         The Company retained Willamette Management Associates as its financial advisor. Willamette has rendered its opinion to the Board of Directors that the consideration to be paid in the merger is fair to the stockholders from a financial point of view.

         J Richard Industries, L.P. is a Toledo, Ohio-based manufacturer and distributor of components used in the materials handling, sports, fitness and automotive markets. Portec is a leading manufacturer of highly engineered materials handling subsystems in the industrial automation market. Its products include specialty conveyor systems such as power turns, spirals and chutes, electronic wire guidance controllers for lift trucks, and conveyor systems used in the material handling and sorting of recycled materials.
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
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      Exhibit 1.          Press release of agreement and Plan of merger agreement by and among NDC Automation, Inc.,
                          Hornett Acquistion Corp. and Portec, Inc. dated September 13, 1999.
      ------------------- ----------------------------------------------------------------------------------------------
      Exhibit 2.          Agreement and Plan of Merger dated September 13, 1999 by and among NDC Automation, inc.,
                          Hornett Acquisition Corp. and Portec, Inc. (The Company disclosure schedule has been omitted as an exhibit)
      ------------------- ----------------------------------------------------------------------------------------------
      Exhibit 3.          Second Restated Master License Agreement between NDC Automation, Inc. and Netzler et Dahlgren
                          CO.AB dated September 13, 1999.
      ------------------- ----------------------------------------------------------------------------------------------

      ------------------- ----------------------------------------------------------------------------------------------

      ------------------- ----------------------------------------------------------------------------------------------

      ------------------- ----------------------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NDC AUTOMATION, INC.



Date:  September 17, 1999          By:____/s/ Claude Imbleau__________________
                                              Claude Imbleau
                                              Vice President of Finance and CFO


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